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VANGUARD(R) STRATEGIC EQUITY FUND

SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 27, 2006

Effective November 9, 2006, Vanguard Strategic Equity Fund has reopened for investment to new and current shareholders. Also effective November 9, 2006, Vanguard Strategic Equity Fund has raised its minimum initial investment amount to $10,000. The $10,000 minimum applies to all new accounts, including IRAs, education savings accounts, and custodial accounts for minors.
     The Fund reserves the right to further revise its initial and additional investment policies at any time without prior notice to shareholders.




















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